UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 8, 2024

MODULAR MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

001-41277

(Commission File Number)

Nevada	87-0620495
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

10740 Thornmint Road

San Diego, California 92127

(Address of principal executive offices, with zip code)

(858) 800-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MODD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On April 8, 2024, the Board of Directors (the “Board”) of Modular Medical, Inc. (the “Company”) took compensation actions with respect to certain executive officers of the Company.

The Board approved an amendment to the employment agreement of Paul DiPerna, the Company’s Chairman of the Board, President, Chief Financial Officer and Treasurer, to increase his annual base salary from $300,000 to $360,000, effective retroactively as of April 1, 2024. The foregoing description of the amendment is not complete and is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, the Board approved the grant of an option to Mr. DiPerna to purchase 100,000 shares of the Company’s common stock pursuant to the Company’s Amended and Restated 2017 Equity Incentive Plan (the “Plan”). The option has an exercise price of $1.52 (equal to the closing price of the Company’s common stock on the Nasdaq Capital Market on the date of the grant) and has a term of 10 years. One-third of the shares will vest on April 8, 2025 and an additional 1/36 of the shares will vest each month thereafter, so long as Mr. DiPerna remains in continuous service with the Company.

The Board also approved an increase of the annual base salary of Kevin Schmid, the Company’s Chief Operating Officer, from $250,000 to $300,000, effective retroactively as of April 1, 2024. Additionally, the Board approved the grant to Mr. Schmid of a stock option to purchase 50,000 shares of the Company’s common stock pursuant to the Plan. The option granted to Mr. Schmid has the same terms as the option granted to Mr. DiPerna.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1	Third Amendment to Employment Agreement between the Company and Paul DiPerna

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODULAR MEDICAL, INC.

Date: April 10, 2024	By:	/s/ James Besser
James Besser
Chief Executive Officer

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